SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 19, 2004 Date of Report (Date of earliest event reported)
Woodhead Industries, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-5971	36-1982580

(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

3 Parkway North, Suite 550, Deerfield, IL 60035 (Address of principal executive offices) (Zip Code)
847-236-9300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

The information set forth under this “Item 2.02 Results of Operations and Financial Condition” is intended to be furnished and such information including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

On November 19, 2004, Woodhead Industries, Inc. issued a press release containing information about the Company’s results of operations for the quarter and year ended October 2, 2004, which is attached hereto as Exhibit 99.01

The registrant hosted its quarter and year end earnings conference call on Friday November 19, 2004 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter and year ended October 2, 2004, as well as certain other financial and operating information, which is attached hereto as Exhibit 99.02.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number

99.01     Press release of Registrant dated November 19, 2004
99.02     Fourth Quarter 2004 Earnings Conference Call

SIGNATURE

Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.

WOODHEAD INDUSTRIES, INC.

Date:    November 24, 2004

BY:    /s/   Robert H. Fisher

Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)